UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2026
__________________________________________________________________________
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSIF	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.
On August 5, 2026, MSC Income Fund, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the
“Annual Meeting”).  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 45,345,229 shares of common stock outstanding on the record date, May 18, 2026.  The common stockholders of the Company voted on two matters at the Annual Meeting.  The final voting results from the Annual
Meeting are as follows:
(1)A proposal to elect each of the five members of the Company’s board of directors (the “Board”) for a term of one year:

Nominee	Votes For	Authority Withheld or Abstained from Voting
Robert L. Kay	22,232,852	2,673,412
Nataly M. Marks	23,627,751	1,278,513
John O. Niemann, Jr.	22,196,638	2,709,626
Jeffrey B. Walker	22,287,193	2,619,071
Dwayne L. Hyzak	23,585,119	1,321,145
(2)A proposal to authorize flexibility for the Company, with the approval of the Board, to offer and sell shares of the
Company’s common stock at a price below net asset value per share during the next 12 months following stockholder approval, subject to certain limitations described in the definitive proxy statement for the Annual Meeting (the “Below-
NAV Share Issuance Proposal”):

	Votes For	Votes Against	Abstentions
All Stockholders	18,884,942	4,672,697	1,348,625
Excluding Affiliates	16,608,070	4,672,697	1,348,625
The number of votes cast in favor of the Below-NAV Share Issuance Proposal represents both: (1) a majority of the outstanding voting securities of the Company entitled to vote at the Annual Meeting; and (2) a majority of the outstanding voting securities of the Company entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. For purposes of the Below-NAV Share Issuance Proposal, the Investment Company Act of 1940, as
amended, defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: August 5, 2026	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer